Exhibit 10.3
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Spill Conveyance from Flare KO Drum Area

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00035 DATE OF CHANGE ORDER: July 6, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to add an earthern berm in proximity to the Flare Knock Drums - 00V-1902B, 00V-1901A and 00V-1902A. The Flare K.O. Drums are normally empty of liquids or could potentially contain a very small volume of hazardous liquid. As a result, only minor spillage through flanges, pipeline fittings, or seals are expected and is the basis of the design. However, in order to address FERC’s concern that the location and slope of existing gradient could have the potential to convey spills to the south side swale, a minimum 6-inch earthen berm will be designed and installed to collect and contain minor leaks of hazardous liquids upon accidental releases, and to direct such spills to the northern trench leading to the LNG impoundment basin.

2.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

5.The Design Basis in the Agreement is not changed by this Change Order.

6.The Work in this Change Order may not support the CCL Stage 2 construction installation schedule; therefore, completion of the additional Work under this Change Order shall not be a condition precedent to Contractor achieving Substantial Completion and Final Completion of the CCL Stage 2 EPC Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00034)...............................................................		$46,284,073
The Contract Price prior to this Change Order was...........................................................................................		$2,406,284,073
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,406,531,240

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00034)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00034)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00034)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering and Construction	Cheniere Program Manager
Title	Title
July 14, 2020	July 8, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Tie-Ins for Heavy Hydrocarbon Removal Modifications (E&P) Rev 1

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00036 DATE OF CHANGE ORDER: August 5, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), and Owner Correspondence No. CCLIQ2-BE-C20-026, Parties agree this Change Order includes Contractor’s engineering and procurement costs to facilitate tie-ins for heavy hydrocarbon removal modifications during Phase 1 of the Work as follows:

•Detailed engineering for all fifteen (15) HRU/HHC tie-ins (twelve (12) HHC tie-ins and three (3) HRU tie-ins associated with E-1503).
•Procurement for three (3) HRU tie-ins associated with E-1503. Procurement for the twelve (12) HHC tie-ins is excluded from this Change Order.

2.This Change Order is limited to engineering and procurements costs only as described in Section 1. Construction, balance of Procurement and all Subcontract costs are specifically excluded from this Change Order and subject to a separate Change Order / Agreement per Owner’s direction.

3.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

4.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

5.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

6.The Design Basis in the Agreement is not changed by this Change Order. The seven (7) redlined engineering piping and instrumentation diagrams (P&ID’s) are provided in Exhibit 4 of this Change Order.

7.The Work in this Change Order does not impact the CCL Stage 2 construction installation schedule. The completion of the additional Work under this Change Order shall not be a condition precedent to Contractor achieving Substantial Completion and Final Completion of the CCL Stage 2 EPC Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00035)...............................................................		$46,531,240
The Contract Price prior to this Change Order was...........................................................................................		$2,406,531,240
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,406,627,759

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00035)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00035)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00035)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Cheniere Program Manager
Title	Title
August 14, 2020	August 6, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 3 PV-16002 Valve Trim Change - Rev 1

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00037 DATE OF CHANGE ORDER: August 14, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to change the trim on 23PV-16002 valve in Train 3 (per the scope described below). The scope of services included in this Change Order are as follows:

i.Engineering support for replacement of new vendor prints (provided by Owner) into the Train 3 vendor data books, and review of test results.
ii.Disassembly of 23PV-16002 valve and transportation to CCI workshop.
iii.Coordination with CCI to disassemble, install and test upgraded trim (by Owner) at CCI workshop.
iv.Transportation of valve back to the Site and re-installation of the valve in Train 3.
v.To support the schedule, Owner has agreed to furnish Contractor with the Train 2 upgraded trim for the 23PV-16002 valve for use in Train 3 by August 15, 2020, which is currently located at the CCI workshop reserved for future planned Train 2 outage.

2.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00036)...............................................................		$46,627,759
The Contract Price prior to this Change Order was...........................................................................................		$2,406,627,759
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,406,697,584

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00036)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00036)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00036)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering and Construction	Cheniere Program Manager
Title	Title
August 28, 2020	August 14, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Hot Oil Overpressure Relief

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00038 DATE OF CHANGE ORDER: August 14, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to actuate the PSV bypass valves and automate their operation based on pressure measurements (“Hot Oil Overpressure Relief”) as reflected in Design Change Notice (DECN) No. 25959-100-M6N-DK-00101, dated 23 June 2020.

The scope of services included in this Change Order are as follows:

i.Engineering, procurement and construction costs to install one (1) new orbit actuator for Thermal Oxidizer WHRU (VA-342263), and two (2) new actuators for Ethylene WHRU’s (VA-340198 and VA-340113).
ii.This Change Order is based on valve failure position being Fail Open (FO). Any failure position other than FO is excluded from this Change Order.
iii.Existing orbit manual valve on Thermal Oxidizer WHRU (VA-342263) is required to be in open position prior to installation of actuator. The ball valves on the Ethylene WHRU’s (VA-340198, VA-340113) can be in closed position (subject to confirmation during detailed design). Stroking of the valves will be required to confirm proper actuator operation during the installation phase.
iv.Existing orbit manual valve on Thermal Oxidizer WHRU (VA-342263) needs to be rotated 45 degrees to accommodate clash-free installation of actuator based on preliminary vendor data. The rotation of this valve has already been completed on Train 3. Any changes or modifications by the Vendor during detailed design has a potential to impact fit-up, and the installation strategy which is excluded from this Change Order.
v.This Change Order excludes resolution of any action item(s) arising from HAZOP.
vi.The estimated lead time for delivery of the actuators for this Change Order is as follows:
i.32-34 weeks for new orbit actuator for Thermal Oxidizer WHRU (VA-342263)
ii.12-14 weeks for new actuators for Ethylene WHRU’s (VA-340198 and VA-340113)
vii.Owner to provide access to Contractor to perform installation after receipt of materials, which will be coordinated in advance.

2.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

5.The Work in this Change Order may not support the CCL Stage 2 construction installation schedule due to estimated lead time of the actuators; therefore, completion of the additional Work under this Change Order shall not be a condition precedent to Contractor achieving Substantial Completion and Final Completion of the CCL Stage 2 EPC Agreement.

6.The Design Basis in the Agreement is not changed by this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00037)...............................................................		$46,697,584
The Contract Price prior to this Change Order was...........................................................................................		$2,406,697,584
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,406,934,288

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00037)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00037)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00037)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering & Construction	Cheniere Program Manager
Title	Title
September 3, 2020	August 14, 2020
Date of Signing	Date of Signing

CHANGE ORDER

Supply of Nitrogen for Commissioning Units 16, 17 and Feed Gas

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00039 DATE OF CHANGE ORDER: August 20, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s estimated supply of nitrogen for Subproject 3 (Train 3) Commissioning activities (dryout and defrosting of Units 16, 17 and Feed Gas). This Change Order is based on the approved Trend No. S2-0074. Upon completion of the Commissioning activities requiring the supply of nitrogen for this Change Order, Contractor shall true-up actual costs for supply of nitrogen (with backup invoices) and provide a separate Change Order for Owner’s review and approval.

i.If the actual supply of nitrogen costs is less than the amount of this Change Order, Owner shall be entitled to a Change Order under the Agreement reducing the Contract Price by such difference.

ii.If the actual supply of nitrogen costs is greater than the amount of this Change Order, Contractor shall be entitled to a Change Order under the Agreement increasing the Contract Price by such difference.

2.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00038)...............................................................		$46,934,288
The Contract Price prior to this Change Order was...........................................................................................		$2,406,934,288
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,409,111,104

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00038)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00038)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00038)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering & Construction	Cheniere Program Manager
Title	Title
September 4, 2020	August 20, 2020
Date of Signing	Date of Signing

CHANGE ORDER

COVID-19 Impacts

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00040 DATE OF CHANGE ORDER: September 15, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s actual costs incurred from March 2020 through July 2020 and forecasted costs from August 2020 through December 2020, both in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications through the end of December 2020:

i.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely until such time the office is safe to re-open according to federal, state and local government officials’ orders and Bechtel policies.

ii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no planned shutdown in 2020.

iii.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts and backup support for CSU organization; and additional safety PPE, communication materials (e.g., posters, signs).

iv.No major COVID-19 infection outbreak on the Jobsite resulting in: (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.

v.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 31 July 2020 shall remain unchanged through the end of December 2020. New government orders shall be subject to separate notices and Change Orders, if applicable.

vi.Owner’s operations and other professional staff personnel shall continue to support the CSU activities for the Project in support of the Work.

vii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction and commissioning activities either at Site or remotely if possible.

viii.Any changes in the above assumptions and qualifications and additional costs beyond 2020 are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.

2.Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 31 July 2020; and should all the qualifications and assumptions above remain as stated, Contractor does not anticipate any schedule impacts to the Project on the critical path of the CPM Schedule through the end of December 2020. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

4.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

5.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00039)...............................................................		$49,111,104
The Contract Price prior to this Change Order was...........................................................................................		$2,409,111,104
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,416,774,972

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00039)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00039)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00039)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): See Item No. 2 above.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering & Construction	Cheniere Program Manager
Title	Title
September 30, 2020	September 15, 2020
Date of Signing	Date of Signing